EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Green Mountain Coffee, Inc. (the "Company") on Form 10-K for the period ending September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William G. Hogan, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: December 20, 2002                                                                         /s/ William G. Hogan
                                                                                                                William G. Hogan
                                                                                                                Chief Financial Officer